UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):      April 26, 2005
                                                     ___________________________


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      000-29209                 48-1110566
________________________________________________________________________________
(State or other jurisdiction          (Commission               (IRS Employer
     Of incorporation)                File Number)           Identification No.)


2700 W. Sahara Ave., Suite 440, Las Vegas, NV                           89102
_____________________________________________                         __________
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:         (702) 248-1588
                                                      __________________________

                                 Not Applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 26, 2005 21st Century Technologies, Inc. (the "Company") sold Paramount MultiServices, Inc. ("Paramount"), one of the wholly-owned subsidiary companies in its portfolio to The Romney Group, Inc. ("Romney Group"), a privately-held company. The Romney Group is controlled by the Company's former President, Chief Executive Officer and director, Kevin Romney. Mr. Romney served as Chief Executive Officer and director of the Company from April 2004 to November 2004. In addition, Mr. Romney was the majority owner of Paramount prior to the Company acquisition of it in 2003.

Paramount is an inbound/outbound blended call center specializing in the sale of products for Fortune 100 financial institutions as well the sale and service of other products and lines of business.

As consideration for transferring 100% of the stock of Paramount to the Romney Group, the Company received a Promissory Note (the "Note") from Paramount for $252,000.00. The Note is payable over four years on a monthly basis, with two balloon payments of $15,000.00 each during the first year of the Note. The Note bears interest at the rate of 6 1/2% per annum. The sale amount was primarily a recouping of a significant portion of cash advances made by the Company to Paramount since its acquisition by the Company in 2003.

Further details are disclosed in the press release attached as Exhibit 99.1 and the Agreement with Respect to Paramount as Exhibit 99.2 to this report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release Dated April 27, 2005

          Exhibit 99.2 - Agreement with Respect to Paramount


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            21ST CENTURY TECHNOLOGIES, INC.
                                                     (Registrant)


                                            By: /s/ JOHN R. DUMBLE
                                                ___________________________
Date:  May 2, 2005                                  John R. Dumble
                                             Its:   Chief Executive Officer